SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

November 12, 2002

Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

2381 Rosecrans Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip Code)

(310) 536-0908
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On November 26, 2002, Peerless Systems Corporation (the “Registrant”) announced that on November 12, 2002, the court entered a stipulation of voluntary dismissal and an order dismissing a shareholder class action suit in its entirety without prejudice that had earlier been filed against the Registrant and two of its former officers (In re Peerless Systems Corp. Securities Litigation). No consideration was provided by the Registrant or its former officers.

As previously disclosed, the shareholder class action lawsuit was filed on August 28, 2000 against the Registrant and two of its former officers in the United States District Court for the Southern District of California. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 99.1 Press Release of the Registrant dated November 26, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2002	By:	/s/ William R. Neil
William R. Neil Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of the Registrant dated as of November 26, 2002

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